Exhibit 99.1

                               [GRAPHIC OMITTED]
                               [GRAPHIC OMITTED]
     419 WEST PIKE STREET O P.O. BOX 629 O JACKSON CENTER, OHIO 45334-0629
                     PHONE 937-596-6849 O FAX 937-596-6539
                             N E W S    R E L E A S E


Date:  June 2, 2003            Contact: Wade F. B. Thompson or Peter B. Orthwein

    THOR REPORTS RECORD QUARTER AND NINE MONTHS SALES, NET INCOME, AND E.P.S.
    -------------------------------------------------------------------------
         DOUBLES QUARTERLY DIVIDEND; RECORD MAY RV RETAIL REGISTRATIONS.
         ---------------------------------------------------------------

Thor Industries, Inc. (NYSE:THO) announced today record sales, net income, and E.P.S. for the third quarter and nine months ended April 30, 2003.

Net income for the quarter was a record $20,154,000, up 21% from $16,595,000 last year. E.P.S. for the quarter were 71(cent), up 22% from 58(cent)last year. Sales for the quarter were $412,750,000, up 12% from $367,690,000 last year.

Net income for the nine months was a record $56,371,000 up 82% from $30,966,000 last year. E.P.S. for the nine months were $1.98, up 71% from $1.16 last year. Sales for the nine months were $1,148,909,000, up 36% from $844,140,000 last year.

RV sales in the quarter were $359,181,000, up 19% from $300,708,000 last year. Bus sales in the quarter were $53,569,000, down 20% from $66,982,000 last year. RV sales in the 9 months were $987,328,000, up 57% from $629,012,000 last year. Bus sales in the 9 months were $161,581,000 versus $215,128,000 last year. RV income before tax was $32,299,000 in the quarter, up 23% from $26,316,000 last year and $89,235,000 in the 9 months, up 110% from $42,582,000 last year. Bus income before tax in the quarter was $2,514,000 versus $2,688,000 last year and $8,453,000 in the 9 months, down from $11,498,000 last year. Corporate costs in the quarter were $1,501,000 versus $2,378,000 last year and $6,182,000 in the nine months versus $5,004,000 last year.

Because of these exceptional results and Thor's strong financial condition, its regular quarterly dividend will now be doubled to 2(cent) per share. The first dividend at the new rate will be paid on July 3, 2003 to stockholders of record on June 16, 2003.

May RV retail registrations were up 13% over last year to 8,982 units, easily the highest for any month in the company's history, and May RV orders were $121.1 million, up 6% from last year. This indicates a solid upturn in the RV industry since the end of the Iraq war. RV backlog on 4/30/03 was $172.7 million, down 35% from $265.2 million last year, primarily as a result of the run up to the Iraq war and the war itself. Bus backlog on 4/30/03 was $97.4 million, up 1% from $96.3 million last year.


This release includes "forward looking statements" that involve uncertainties and risks. There can be no assurance that actual results will not differ from the Company's expectations. Factors which could cause materially different results include, among others, the success of new product introductions, the pace of acquisitions and cost structure improvements, competitive and general economic conditions, and the other risks set forth in the Company's filings with the Securities and Exchange Commission.

                              THOR INDUSTRIES, INC.
    STATEMENT OF INCOME FOR THE 3 AND 9 MONTHS ENDED APRIL 30, 2003 and 2002
                       $000 except per share - unaudited

                                    3 MONTHS ENDED APRIL 30              |              9 MONTHS ENDED APRIL 30
                                 2003      %            2002       %     |          2003        %               2002      %
                        -------------------------------------------------|-----------------------------------------------------
Net sales                $     412,750            $   367,690            |  $     1,148,909             $     844,140
                                                                         |
Gross profit             $      57,035   13.8%    $    47,409    12.9%   |  $       160,781    14.0%    $      98,668   11.7%
                                                                         |
Selling, general and                                                     |
 administrative          $      24,377    5.9%    $    20,938     5.7%   |  $        69,456     6.0%    $      50,801    6.0%
                                                                         |
Amortization of                                                          |
 intangibles             $         180       -    $       180        -   |  $           536        -    $         391       -
                                                                         |
Operating income         $      32,478    7.9%    $    26,291     7.2%   |  $        90,789     7.9%    $      47,476    5.6%
                                                                         |
Impairment of equity                                                     |
 security                $           -       -              -        -   |  $       (1,580)    (.1)%                -       -
                                                                         |
Interest income (net)    $         298     .1%    $       119        -   |  $         1,095      .1%    $       1,041     .1%
                                                                         |
Other income             $         536     .1%    $       216      .1%   |  $         1,202      .1%    $         559     .1%
                                                                         |
Income before taxes      $      33,312    8.1%    $    26,626     7.2%   |  $        91,506     8.0%    $      49,076    5.8%
                                                                         |
Taxes                    $      13,158    3.2%    $    10,031     2.7%   |  $        35,135     3.1%    $      18,110    2.1%
                         -------------            -----------            |  ---------------             -------------
                                                                         |
Net income               $      20,154    4.9%    $    16,595     4.5%   |  $        56,371     4.9%    $      30,966    3.7%
----------               -------------            -----------            |  ---------------             -------------
                                                                         |
 E.P.S.                  $        0.71            $      0.58            |  $          1.98             $        1.16
 ------                                                                  |
                                                                         |
Average common shares                                                    |
 outstanding                28,583,645             28,442,526            |       28,541,688                26,718,278



              SUMMARY BALANCE SHEETS - APRIL 30 ($000) (unaudited)

                                        2003          2002                                  2003           2003
                                   -----------   -----------                           -----------    -----------
Cash and equivalents               $  120,888    $   35,966      Current liabilities   $  162,661     $  136,963
Accounts receivable                   105,772       109,361      Other liabilities          6,431          7,401
Inventories                           102,725        95,344      Stockholders' equity     391,642        313,425
Other assets                            9,568         8,970
                                   -----------   -----------
Total current assets                  338,953       249,641
Fixed assets                           66,494        52,118
Investments - joint ventures            2,140         2,145
Investments available for sale          1,598         5,243
Goodwill                              130,555       130,553
Other assets                           20,994        18,089
                                   -----------   -----------                           -----------    -----------
Total                              $  560,734    $  457,789                            $   560,734    $  457,789
                                   ===========   ===========                           ===========    ===========